SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                     Date of Report:  November 13, 1996

                          THE MEAD CORPORATION
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         (Exact name of registrant as specified in its charter)

            OHIO                    1-2267               31-0535759
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      (State or other          (Commission File       (I.R.S. Employer
      jurisdiction of              Number)             Identification
       incorporation)                                   Number)

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      Mead World Headquarters,
      Courthouse Plaza Northwest, Dayton, OH                  45463
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      (Address of principal executive offices)        (Zip Code)

                             (513) 495-6323
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      (Registrant's telephone number, including area code)

                                   N/A
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      (Former name or former address, if changed since last report)


      Item 5.  Other Events.

                On November 9, 1996, the Board of Directors of The Mead Corporation (the "Company") approved the extension of the benefits afforded by the Company's existing Shareholders Rights Plan by adopting a new Shareholders Rights Plan. The new Plan, like the existing Plan, is intended to promote continuity and stability, deter coercive or partial offers which will not provide full and fair value to all shareholders and enhance the Board of Directors' ability to represent all shareholders and thereby maximize shareholder value.

                Pursuant to the new Rights Agreement between the Company and The First National Bank of Boston, as Rights Agent (the "1996 Rights Agreement"), one right ("Right") will be issued for each Common Share, without par value, of the Company outstanding at the close of business on November 14, 1996. Each of the new Rights will entitle the registered holder to purchase from the Company one Common Share, at a price of $200. The Rights generally will not become exercisable unless and until, among other things, any person acquires 20% or more of the outstanding Common Shares or any person acquires 10% or more and is found to be an Adverse Person (as defined in the 1996 Rights Agreement). The new Rights are generally redeemable at $0.01 per Right at any time until 10 days following a public announcement that a 20% or greater position in the Company's Common Shares has been acquired or a person is found to be an Adverse Person and will expire, unless earlier redeemed or extended, on November 14, 2006.

                A description of the new Rights is set forth in the 1996 Rights Agreement, a copy of which is filed herewith and incorporated herein by reference.

      Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.

      Exhibit No.         Description

           1 Rights Agreement, dated as of November 9, 1996, between The Mead Corporation and First National Bank of Boston, which includes as Exhibit A thereto, the Form of Rights Certificate (incorporated by reference to the Registrant's Form 8-A dated November 13, 1996).



                               SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    THE MEAD CORPORATION
                                           (Registrant)

                                    BY: /s/ William R. Grayber
                                        Name:  William R. Grayber
                                        Title: Vice President and
                                                Chief Financial
                                                Officer

      Dated:   November 13, 1996


                            INDEX TO EXHIBITS

        Exhibit No.    Description                              Page

              1        Rights Agreement, dated as of             5
                       November 9, 1996, between The Mead
                       Corporation and First National
                       Bank of Boston, which includes as
                       Exhibit A thereto, the Form of
                       Rights Certificate (incorporated
                       by reference to the Registrant's
                       Form 8-A dated November 13, 1996).